Ballantyne STRONG™

NYSE American: BTN

FOURTH QUARTER & YEAR-END 2020 RESULTS

BALLANTYNE STRONG AT A GLANCE

EXCHANGE:	**NYSE American BTN**
COMMON SHARES:	**18.3M[1]**
MARKET CAP:	**$47M[1]**
CLOSING SHARE PRICE:	**$2.56[1]**
PRO FORMA BOOK VALUE PER SHARE:	**$2.84[2]**

Leader in Entertainment

- **Trusted brand** deeply embedded in global entertainment industry
- **Largest** premium screen provider in North America
- **IMAX** exclusive global supplier
- **Leader** in cinema managed services with **100%** service coverage across the United States

Investments

- **GreenFirst Forest Products, Inc.** (TSX: GFP.V) - Market Cap ~$53M USD[1]
- **FG Financial Group, Inc.** (Nasdaq: FGF) - Market Cap ~$24M[1]
- **Firefly Systems, Inc.** (Private)

[1]As of 3.8.21
[2]As of 12.31.20

SIGNIFICANTLY BOLSTERED FINANCIAL POSITION

STRENGTHENED BALANCE SHEET TO SUPPORT GROWTH & INVESTMENT INITIATIVES

SUBSEQUENT TO CLOSE OF 2020:

Completed Sale of Convergent Media Systems

- Monetized successful turnaround
- Enterprise value of ~$23M
- Expect to realize gain of approximately $15M in Q1 2021

Capital Raise

- Proceeds of $6.7M, net of discounts and commissions
- Current cash position ~$23M

Ballantyne STRONG

MOMENTUM IN BACK HALF 2020

POSITIONED FOR POST-PANDEMIC RECOVERY CYCLE

- **Leading provider** of screens and managed services for the top operators in the industry
- **Expanded multi-year exclusive agreements** with Cinemark and Marcus Theaters
- **Increasing demand for Strong Technical Services** as theaters move to outsourced managed services
- **Unprecedented pipeline of blockbusters** scheduled for release in 2021/22
- **Theme park business accelerating**; increasing demand for Eclipse immersive screens
- **Launched BrightNight Drive-In** program

MULTIPLE CATALYSTS IN PORTFOLIO

- **Increased stake in Firefly to $13M** and are now one of their largest shareholders with Google Ventures & NFX
- **GreenFirst Forest Products** launched its Canadian timber strategy and **FG Financial** kicked off its reinsurance and capital allocation strategies

STRONG
ENTERTAINMENT


FAST
FURIOUS 9


NO
TIME
TO
DIE
007
IN CINEMAS 2021


TOM CRUISE
ISSION: IMPOSSIBLE
OGUE NATION


TOM CRUISE
TOP GUN
MAVERICK
JUNE 2020


THE BATMAN

WELL-POSITIONED TO CAPITALIZE ON PROJECTED INDUSTRY RECOVERY

STRONG TECHNICAL SERVICES

- Leader by market share in cinema management services with 100% service coverage across the U.S.
- Cinemas are moving to outsourced services model, driving demand; expect trend will accelerate as cinemas reopen
- Exclusive multi-year nationwide managed services agreement with Marcus Theaters
- Proven expertise; attractive economics for customers

STRONG MDI SCREENS

- Largest premium screen provider in North America with 65% market share; growing presence in China and Europe
- Exclusive global supplier agreements with IMAX and Cinemark
- Eclipse product increases non-cinema opportunities

2019 Results (Pre-COVID):

$37M
Revenues

33%
Gross Margin

$7M
Operating Income

$8M
Adj. EBITDA

STRONG ENTERTAINMENT FINANCIAL PERFORMANCE REBOUNDING



Q2 20
$2.5M
Q3 20
$5.3M
Q4 20
$5.7M

2021 & Beyond: Opportunity for Entertainment division to surpass pre-COVID levels given leadership position and industry's shift to outsourced managed services

PORTFOLIO ALLOCATION


11:27
FIREFLY

- **Preferred shares valued at $13.1M[1]**
- Growing digital mobile advertising network on rideshare (Uber, Lyft) and taxi fleets
- One of their largest shareholders with Google Ventures and NFX


GREENFIRST
FOREST PRODUCTS

- **~30% shareholder/approximate $53M (USD) Market Cap[2]**
- Completed strategic investment in Canadian timber business
- Positioned to benefit from strong demand for lumber


FG
FINANCIAL
GROUP INC.

- **~21% shareholder; $24M Market Cap[2]**
- Making opportunistic and value-oriented investments with focus on insurance, reinsurance and related businesses

(1) As of 12.31.20
(2) Market Cap as of 3.8.21

FINANCIAL REVIEW



CONSOLIDATED Q4 AND FULL YEAR 2020 SUMMARY

($ in thousands)

	Quarters Ended December 31,				Years Ended December 31,			
	2020	2019	Favorable (Unfavorable) $	Favorable (Unfavorable) %	2020	2019	Favorable (Unfavorable) $	Favorable (Unfavorable) %
Ballantyne Strong (Consolidated)								
Revenue	$ 5,967	$ 10,582	$ (4,615)	-43.6%	$ 21,500	$ 37,275	$ (15,775)	-42.3%
Gross profit	2,228	3,623	(1,395)	-38.5%	5,409	12,455	(7,046)	-56.6%
Gross margin %	37.3%	34.2%	3.1%		25.2%	33.4%	-8.2%	
SG&A	3,090	3,817	727	19.0%	12,035	15,101	3,066	20.3%
Loss on disposal of assets	(40)	(2)	(38)	N/M	(58)	(69)	11	N/M
Loss from operations	(902)	(196)	(706)	-360.2%	(6,684)	(2,715)	(3,969)	-146.2%
Adjusted EBITDA*	(250)	1,089	(1,339)	-123.0%	(4,353)	59	(4,412)	N/M

- Decrease in revenue and gross profit primarily due to negative impact of COVID-19 on Strong Entertainment operating segment
- Margins improved despite declines in revenue
- Cost management efforts resulted in significant decrease in SG&A expense

*See Non-GAAP reconciliation to GAAP equivalent in appendix

BallantyneSTRONG

STRONG ENTERTAINENT Q4 2020 TREND

($ in thousands)

	Q4-FY19	Q1-FY20	Q2-FY20	Q3-FY20	Q4-FY20
Strong Entertainment					
Revenue	$ 10,469	$ 7,315	$ 2,467	$ 5,260	$ 5,587
Gross Profit	3,537	1,834	47	889	1,877
Gross margin %	33.8%	25.1%	1.9%	16.9%	33.6%
SG&A	1,509	2,170	525	968	948
Income (loss) from operations	2,026	(337)	(478)	(79)	896
Adjusted EBITDA	2,655	(103)	(168)	133	1,035

- 2020 operating results negatively impacted by COVID-19
- Despite the significant impact of COVID-19, maintained gross margin compared to Q4 2019
- Cost reduction initiatives, including within SG&A, partially offset decline in gross profit

*See Non-GAAP reconciliation to GAAP equivalent in appendix

Ballantyne STRONG

BALANCE SHEET

($ in thousands)

	12/31/2020	12/31/2019
Assets		
Cash and cash equivalents and restricted cash	$ 4,787	$ 5,302
Other current assets	9,274	12,852
Goodwill and intangible assets	1,291	1,510
Assets of discontinued operations	10,120	13,321
Investments	20,167	13,311
Other long-term assets	9,860	11,337
Total assets	$ 55,499	$ 57,633
Liabilities		
Accounts payable & accrued expenses	$ 4,899	$ 6,257
Short-term debt	3,299	3,080
Short-term lease liabilities	1,634	1,615
Long-term lease liabilities	4,908	6,636
Liabilities of discontinued operations	7,967	10,635
Other liabilities	5,726	3,701
Total liabilities	$ 28,433	$ 31,924
Stockholders' equity	$ 27,066	$ 25,709
Total liabilities and stockholders' equity	$ 55,499	$ 57,633

LEVERAGING OUR UNIQUE ASSETS TO SCALE AND OPTIMIZE OUR BUSINESS

Leading Technology
Most technically advanced manufacturer of large screen formats in the world including the new Eclipse immersive screens

Strong Portfolio
Investments with meaningful unrecognized value

Strengthened Balance Sheet
Recent sale of Convergent provides financial flexibility for new high ROI opportunities

Brand Recognition
Trusted name deeply embedded in the global entertainment industry; Exclusive global supplier agreements with IMAX and Cinemark

Management Excellence
Proven operating and investing experience

Poised to Ramp with COVID Recovery
65% market share in US and growing presence in Europe and China; increasing demand for managed services expected to accelerate; large pipeline of blockbusters coming in 2021/22

FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES

This presentation may include forward-looking statements. Any statements contained herein regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, other than statements of historical facts, are forward-looking statements. The forward-looking statements included herein include or may include, but are not limited to, statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as “achieve,” “forecast,” “plan,” “propose,” “strategy,” “envision,” “hope,” “will,” “continue,” “potential,” “expect,” “believe,” “anticipate,” “project,” “estimate,” “predict,” “intend,” “should,” “could,” “may,” “might,” or similar words, terms, phrases, or expressions or the negative of any of these terms. Any statements in this presentation that are not based upon historical fact are forward-looking statements and represent our best judgment as to what may occur in the future. Forward-looking statements involve a number of known and unknown risks and uncertainties, including, but not limited to, those discussed in the “Risk Factors” section contained in Part I, Item 1A in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as filed with the Securities and Exchange Commission. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. New risk factors emerge from time-to-time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, the Company assumes no obligation to update, withdraw or revise any forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

This presentation also contains references to non-GAAP financial measures. In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes stock-based compensation, severance, equity method income (loss), foreign currency transaction gains (losses), transactional expenses and other cash and non-cash charges and gains. Adjusted EBITDA is used internally in planning and evaluating the Company's operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA should not be considered as an alternative to net loss or to net cash used in operating activities as measures of operating results or liquidity. Our calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company's performance. Adjusted EBITDA has limitations as analytical tools, and you should not consider it in isolation, or as substitutes for analysis of our results as reported under GAAP, including: (i) it does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments, (ii) it does not reflect changes in, or cash requirements for, our working capital needs, (iii) it does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on our debt, (iv) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements, (v) it does not adjust for all non-cash income or expense items that are reflected in our statements of cash flows, (vi) it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations, and (vii) other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures.

APPENDIX



RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

($ in thousands)

	Consolidated			
	Three Months Ended December 31,		Years Ended December 31,	
	2020	2019	2020	2020
Net income (loss)	$ 4,452	$ (748)	$ (347)	$ (10,103)
Net income (loss) from discontinued operations	(7,918)	(824)	(7,918)	1,442
Net income (loss) from continuing operations	(3,466)	(1,572)	(8,265)	(8,661)
Interest expense, net	97	101	462	345
Income tax expense (benefit)	262	926	1,258	2,148
Depreciation and amortization	222	283	1,051	1,109
EBITDA	(2,885)	(262)	(5,494)	(5,059)
Stock-based compensation expense	412	322	1,136	1,120
Fair value adjustment to notes receivable	-	705	-	2,857
Equity method investment loss	2,098	788	2,677	2,011
Loss on disposal of assets and impairment charges	40	2	58	69
Foreign currency transaction loss	343	122	292	288
Gain on property and casualty insurance recoveries	(258)	(588)	(3,107)	(1,235)
Severance and other	-	-	85	8
Adjusted EBITDA	$ (250)	$ 1,089	$ (4,353)	$ 59

	Strong Entertainment				
	Quarters Ended				
	Q4 - 2019	Q1 - 2020	Q2 - 2020	Q3 - 2020	Q4 - 2020
Net income (loss)	$ 959	$ (156)	$ (865)	$ 1,939	$ 401
Interest expense, net	34	32	34	24	22
Income tax expense	1,011	287	78	488	222
Depreciation and amortization	232	230	231	226	183
EBITDA	2,236	393	(522)	2,677	828
Fair value adjustment to notes receivable	705	-	-	-	-
Equity method investment loss	178	48	69	20	89
Loss on disposal of assets and impairment charges	2	-	-	-	33
Foreign currency transaction loss (gain)	122	(528)	304	172	343
Gain on property and casualty insurance recoveries	(588)	(16)	(97)	(2,736)	(258)
Severance and other	-	-	78	-	-
Adjusted EBITDA	$ 2,655	$ (103)	$ (168)	$ 133	$ 1,035